UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INGEVITY CORPORATION

(Name of Registrant as Specified In Its Charter)

VISION ONE FUND, LP

VISION ONE MANAGEMENT PARTNERS, LP

VISION ONE FUND PARTNERS, LP

VISION ONE ONSHORE FUND, LP

VISION ONE OFFSHORE FUND, LP

VISION ONE MANAGEMENT PARTNERS HOLDINGS, LP

VISION ONE MANAGEMENT PARTNERS GP, LLC

JULIO C. ACERO

F. DAVID SEGAL

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MARCH 14, 2025

VISION ONE FUND, LP

                                     [●], 2025

Dear Fellow Stockholders:

We are furnishing the attached proxy statement (this “Proxy Statement”) to holders of the shares of common stock, par value $0.01 per share (the “Shares”), of Ingevity Corporation, a Delaware corporation (“Ingevity” or the “Company”), in connection with our solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company scheduled to be held virtually via live audio webcast on [●], 2025 at 9:30 a.m. Eastern Time and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).

This solicitation is being conducted by Vision One Fund, LP, a Cayman Islands exempted limited partnership (“VOF”), Vision One Management Partners, LP, a Delaware limited partnership (“VOMP”), Vision One Fund Partners, LP, a Delaware limited partnership (“VOFP”), Vision One Onshore Fund, LP, a Delaware limited partnership (“VO Onshore”), Vision One Offshore Fund, LP, a Cayman Islands exempted limited partnership (“VO Offshore”), Vision One Management Partners Holdings, LP, a Delaware limited partnership (“VOMP Holdings”), Vision One Management Partners GP, LLC, a Delaware limited liability company (“VOMP GP”, together with VOF, VOMP, VOFP, VO Onshore, VO Offshore, and VOMP Holdings, the “Vision One Participants” or “we”), as well as Julio C. Acero and F. David Segal (collectively, the “Vision One Nominees” and together with the Vision One Participants, the “Participants”).

We urge you to elect the Vision One Nominees to the Board of Directors of Ingevity (the “Board”) because, as further discussed in this Proxy Statement, we believe that board enhancement to ensure exploration of all options to increase share value is necessary to drive change, restore good governance practices, and implement value-enhancing capital allocation strategies on a timely basis. We believe that added change on the Board is necessary to reposition the Company for lasting success.

We have determined to nominate Julio C. Acero and F. David Segal to the Board. As a result, should a stockholder so authorize us, on the GOLD universal proxy card, we would cast votes “FOR” the election of the Vision One Nominees. We believe that the Vision One Nominees are strong stockholder-oriented individuals who are committed to working collaboratively with the Company and will bring new, objective, and fully independent perspectives to the Board.

As more fully discussed in this Proxy Statement, we are soliciting proxies to be used at the Annual Meeting for the following items:

(1)	To elect each of the Vision One Nominees as directors of Ingevity;
(2)	Hold a non-binding advisory vote to approve, on an advisory basis, the compensation of Ingevity’s “named executive officers” as disclosed in Ingevity’s proxy statement filed with the Securities and Exchange Commission (the “SEC”);
(3)	Ratify the appointment of PricewaterhouseCoopers LLP as Ingevity’s independent registered public accounting firm for 2025;
(4)	Approve the Ingevity Corporation 2025 Omnibus Incentive Plan; and
(5)	Consider any other business properly brought before the meeting and any adjournment or postponement thereof.

THIS SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF INGEVITY.

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We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today or, if applicable, the GOLD voting instruction form to elect the Vision One Nominees to the Board.

If you have already voted for the incumbent management slate on the Company’s proxy card, you have every right to change your vote by signing, dating, marking your vote and returning a later dated GOLD universal proxy card or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact HKL & Co., LLC, which is assisting us, at its address, telephone numbers or email address listed below. This Proxy Statement is first being sent or given to stockholders on or about [●], 2025.

Thank you for your support,
Vision One Fund, LP

If you have any questions, require assistance in voting your GOLD universal proxy card or need additional copies of the Participants’ proxy materials, please contact HKL & Co., LLC at its address, telephone numbers or email address listed below.

HKL & Co., LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Banks and Brokerage Firms Please Call Collect: +1 (212) 468-5380

All Others Call Toll-Free: +1 (800) 257-3995
Email: NGVT@hklco.com

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MARCH 14, 2025

2025 ANNUAL MEETING OF STOCKHOLDERS

OF

INGEVITY CORPORATION

4920 O’Hear Avenue, Suite 400

North Charleston, SC 29405

PROXY STATEMENT

OF

VISION ONE FUND, LP

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY

Vision One Fund, LP, a Cayman Islands exempted limited partnership (“VOF”), Vision One Management Partners, LP, a Delaware limited partnership (“VOMP”), Vision One Fund Partners, LP, a Delaware limited partnership (“VOFP”), Vision One Onshore Fund, LP, a Delaware limited partnership (“VO Onshore”), Vision One Offshore Fund, LP, a Cayman Islands exempted limited partnership (“VO Offshore”), Vision One Management Partners Holdings, LP, a Delaware limited partnership (“VOMP Holdings”), Vision One Management Partners GP, LLC, a Delaware limited liability company (“VOMP GP”, together with VOF, VOMP, VOFP, VO Onshore, VO Offshore, and VOMP Holdings, the “Vision One Participants” or “we”), are stockholders of Ingevity Corporation, a Delaware corporation (“Ingevity” or the “Company”).

We are writing to you in connection with our solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company scheduled to be held virtually via live audio webcast on [●], 2025 at 9:30 a.m. Eastern Time and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).

As more fully discussed in this proxy statement (this “Proxy Statement”), the terms of the Company’s current directors will expire at the Annual Meeting. Under the proxy rules, we may solicit proxies in support of the Vision One Nominees (as defined below). This would enable a stockholder who desires to vote for up to a full complement of nine (9) director nominees to use the GOLD universal proxy card or, if applicable, the GOLD voting instruction form to vote for the Vision One Nominees.

We have determined to nominate Julio C. Acero and F. David Segal (collectively, the “Vision One Nominees” and, together with the Vision One Participants, the “Participants”), and are seeking authority to vote “FOR” the election of our nominees. As a result, should a stockholder so authorize us, on the GOLD universal proxy card, we would cast votes “FOR” the election of the Vision One Nominees. We believe that the Vision One Nominees are strong stockholder-oriented individuals who are committed to working collaboratively with the Company and will bring objective, fully independent, and open-minded perspectives to the Board.

Stockholders are permitted to vote for fewer than nine (9) nominees or for any combination of the Vision One Nominees and the Company’s nominees on the GOLD universal proxy card or, if applicable, GOLD voting instruction form (but no more than nine (9) in total). Vison One urges stockholders to use our GOLD universal proxy card or, if applicable, GOLD voting instruction form to vote:

●	“FOR” each of the Vision One Nominees: Julio C. Acero and F. David Segal;

●	“WITHHOLD” on each of the following Company nominees: [●] and [●]; and

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●	“FOR” each of the following Company nominees: [●], [●], [●], [●], [●], [●], and [●].

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OF INGEVITY.

Ingevity has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as [●], 2025 (the “Record Date”). Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [●] shares of common stock, par value $0.01 per share (the “Shares”), of Ingevity outstanding and entitled to vote at the Annual Meeting according to the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on [●], 2025. The Shares are the only class of stock entitled to vote at the Annual Meeting. As of the Record Date, the Vision One Participants beneficially own in the aggregate 417,178 Shares, which represents approximately [●]% of the outstanding Shares of the Company as further described on Annex II. We intend to vote our Shares “FOR” the election of the Vision One Nominees to the Board.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today or, if applicable, the GOLD voting instruction form to elect the Vision One Nominees to the Board.

This Proxy Statement and GOLD universal proxy card are first being mailed or given to the Company’s stockholders on or about [●], 2025.

IF YOU ARE A STOCKHOLDER OF RECORD AND ALREADY HAVE VOTED USING THE COMPANY’S WHITE PROXY CARD OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED TO YOU BY THE COMPANY, YOU MAY REVOKE YOUR PREVIOUSLY SUBMITTED WHITE PROXY BY SIGNING AND RETURNING A LATER-DATED GOLD UNIVERSAL PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE, OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED.

IF YOU ARE A STREET-NAME HOLDER (I.E., IF YOUR SHARES ARE HELD FOR YOU BY A CUSTODIAN BROKER OR BANK) AND IF YOU ALREADY HAVE PROVIDED YOUR BROKER OR BANK CUSTODIAN WITH VOTING INSTRUCTIONS USING THE COMPANY’S WHITE VOTING INSTRUCTION FORM OR VIA THE INTERNET, YOU MAY REVOKE YOUR PREVIOUSLY SUBMITTED VOTING INSTRUCTIONS BY SIGNING AND SUBMITTING A LATER-DATED GOLD UNIVERSAL VOTING INSTRUCTION FORM USING THE POSTAGE-PAID ENVELOPE PROVIDED BY YOUR CUSTODIAN BROKER OR BANK OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED BY YOUR CUSTODIAN BROKER OR BANK. IN THAT CASE, YOUR CUSTODIAN BROKER OR BANK WILL SEEK TO GIVE EFFECT TO ONLY THE LATEST-DATED VOTING INSTRUCTIONS IT RECEIVES FROM YOU.

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A GOLD UNIVERSAL PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

We urge you to promptly sign, date and return your GOLD UNIVERSAL proxy card OR, IF APPLICABLE, YOUR GOLD VOTING INSTRUCTION FORM.

If you have any questions or require any assistance in voting your Shares, please contact our proxy solicitor, HKL & Co., LLC: Banks and Brokerage Firms Please Call Collect: +1 (212) 468-5380; All Others Call Toll-Free: +1 (800) 257-3995; Email: NGVT@hklco.com.

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IMPORTANT

Your vote is important, no matter how few Shares you own. The Participants urge you to sign, date, and return the enclosed GOLD universal proxy card or, if applicable, GOLD voting instruction form, today to elect the Vision One Nominees.

●	If your Shares are registered in your own name, please sign and date the enclosed GOLD universal proxy card and return it to Vision One Fund, LP, c/o HKL & Co., LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019, using the enclosed postage-paid envelope today.

●	If your Shares are held by a bank, brokerage firm, dealer, trust company or other custodian, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your bank, broker, trustee or other custodian cannot vote your Shares on your behalf without your instructions. You can provide the needed voting instructions to your custodian broker or bank by completing, signing and dating the enclosed GOLD voting instruction form and returning that completed form to your custodian broker or bank using the enclosed postage-paid return envelope provided by your custodian broker or bank.

●	Depending upon your bank, broker, trustee or other representative, you also may be able to vote via the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically. As noted above, you may also vote by signing, dating and returning the enclosed GOLD voting instruction form using the enclosed postage-paid return envelope.

IF YOU ARE A STOCKHOLDER OF RECORD AND ALREADY HAVE VOTED USING THE COMPANY’S WHITE PROXY CARD OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED TO YOU BY THE COMPANY, YOU MAY REVOKE YOUR PREVIOUSLY SUBMITTED WHITE PROXY BY SIGNING AND RETURNING A LATER-DATED GOLD UNIVERSAL PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE, OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED.

IF YOU ARE A STREET-NAME HOLDER (I.E., IF YOUR SHARES ARE HELD FOR YOU BY A CUSTODIAN BROKER OR BANK) AND IF YOU ALREADY HAVE PROVIDED YOUR BROKER OR BANK CUSTODIAN WITH VOTING INSTRUCTIONS USING THE COMPANY’S WHITE VOTING INSTRUCTION FORM OR VIA THE INTERNET, YOU MAY REVOKE YOUR PREVIOUSLY SUBMITTED VOTING INSTRUCTIONS BY SIGNING AND SUBMITTING A LATER-DATED GOLD UNIVERSAL VOTING INSTRUCTION FORM USING THE POSTAGE-PAID ENVELOPE PROVIDED BY YOUR CUSTODIAN BROKER OR BANK OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED BY YOUR CUSTODIAN BROKER OR BANK. IN THAT CASE, YOUR CUSTODIAN BROKER OR BANK WILL SEEK TO GIVE EFFECT TO ONLY THE LATEST-DATED VOTING INSTRUCTIONS IT RECEIVES FROM YOU.

IF YOU MARK MORE THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, YOUR SHARES WILL ONLY BE VOTED “FOR” THE NOMINEES YOU HAVE SO MARKED.

If you have any questions, require assistance in voting your GOLD universal proxy card or need additional copies of the Participants’ proxy materials, please contact HKL & Co., LLC at its address, telephone numbers or email address listed below.

HKL & Co., LLC

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3 Columbus Circle, 15th Floor New York, NY 10019 Banks and Brokerage Firms Please Call Collect: +1 (212) 468-5380 All Others Call Toll-Free: +1 (800) 257-3995 Email: NGVT@hklco.com
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Background of the Solicitation

During the past few months, Mr. Courtney R. Mather, the Chief Executive Officer and Chief Investment Officer of Vision One, and the Vision One Participants, in their capacity as concerned stockholders, have tried to engage in meaningful discussions with the Company’s management to address, among other things, Vision One’s concerns regarding the Company’s ongoing challenges relating to its corporate strategy, undisciplined capital allocation, and lack of a succession plan for the chief executive officer. While Vision One Participants have made numerous attempts to engage directly with the Company and its management regarding these concerns, these attempts have been met with resistance. As a result, the Vision One Participants do not believe that the Company will take sufficient action and implement appropriate changes to address the Company’s ongoing challenges without board refreshment. We strongly believe that the Company needs new directors that are not beholden to any of the Company’s legacy directors and who were not involved in the Company’s prior missteps to ensure that the Company is repositioned for success.

Vision One reviewed the Company’s description of the past contacts between the Company and the Vision One Participants included in the Company’s preliminary proxy statement filed with the SEC on March 10, 2025. Vision One disagrees with the Company’s characterization of the material events leading to this proxy solicitation and believes that the Company’s characterization of such events is misleading.

For example, the Company indicates for the first time in its February 25, 2025 press release that the review it had previously announced on October 30, 2024 as an area of “core focus” for Mr. Fernandez-Moreno, in his capacity as interim president and CEO, first began in March 2024. We are confused as to why Mr. Fernandez-Moreno would state on October 30, 2024, that he would “conduct a review of the Company’s portfolio of businesses and overall corporate strategy” when this review had supposedly already been ongoing for a period over seven months at that time and why the Company would not disclose that this review was being conducted until after Vision One publicly disclosed its concerns regarding the Company.1 The Board has not formed a committee charged with oversight of a portfolio review process. Vision One further contends that the Board’s failure to announce the appointment of an outside advisor to conduct a formal strategic review process underscores the Company’s apparent unwillingness to commit to a structured and transparent review. The absence of both a committee with authority and an outside advisor to oversee the process raises significant doubt about the sincerity of the Company’s commitment to exploring strategic alternatives, which leaves Vision One to wonder whether the Company has undertaken a narrow and non-exhaustive approach on its own that fails to consider all available alternatives. This is one example of how we believe the Company has inaccurately described the past events leading to this solicitation.

The following is a chronology of the material events, including the key interactions and communications between the Vision One Participants and the Company, leading up to the filing of this Proxy Statement:

During 2024, Vision One began a due diligence review of the Company and its corporate governance, capital allocation, performance, strategy, management team, and board composition.

Beginning in September 2024, Vision One began purchasing Shares in open market transactions because Vision One believed that the Shares represented an attractive investment opportunity. Vision One continued to increase the size of its investment in the Company over the next few months. For additional information regarding Vision One and its ownership of the Shares, please see Annexes I and II to this Proxy Statement.

On November 26, 2024, Vision One sent a letter, which is included in the Schedule 14A filed by Vision One with the SEC on February 25, 2025, to the Board raising its concerns relating to the Company’s track record with respect to appropriately valuing acquisition targets and obtaining the anticipated benefits from such acquisitions, capital expenditures, and use of capital to conduct share repurchases rather than reduce the Company’s debt. Vision One also raised concerns regarding the Company’s decision to appoint Mr. Fernandez-Moreno as Interim President and CEO of the Company with a lucrative pay package and questioned the current Board’s alignment with the Company’s stockholders. Vision One specifically recommended that the Board initiate a strategic review process to explore alternatives for the Performance Chemicals or “PC” segment. In this letter, Vision One requested the form of director questionnaire required to propose directors to be nominated under Ingevity’s Fourth Amended and Restated Bylaws (the “Bylaws”).

1 Shockingly, in the Company’s third quarter earnings call on October 30, 2024, Mr. Fernandez-Moreno boasted that he had been a member of the Board since the “day we became public” while at the same time indicating that with him “coming on board” as the Interim President and Chief Executive Officer that it was a “good time to revisit” and “check if this is the right corporate strategy, the right portfolio composition”. We are rightfully concerned that a long-time director would think it was appropriate to “revisit” and “check” the corporate strategy and portfolio composition that he had been implementing along with the other directors for the past nine years!

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On December 3, 2024, Mr. Ryan C. Fisher, Ingevity’s SVP, General Counsel and Corporate Secretary, shared a letter from Mr. Fernandez-Moreno by email to Mr. Mather that suggested calendar dates for a potential discussion.

On December 6, 2024, Mr. Fisher provided the form of questionnaire by email to Mr. Mather.

On December 12, 2024, Messrs. Acero and Mather met with Luis Fernandez-Moreno, Interim President and CEO of the Company, and Jean S. Blackwell, Chair of the Company’s Board, by video conference. At this video conference, Vision One presented its concerns regarding the Company’s existing strategy and performance to Ms. Blackwell and Mr. Fernandez-Moreno. Ms. Blackwell and Mr. Fernandez-Moreno listened to Vision One’s concerns and indicated that they would discuss with the full Board; however, they did not engage in any substantive discussion with Vision One at this time. At no point on this video conference did Ms. Blackwell or Mr. Fernandez-Moreno refute the ideas raised by Vision One or otherwise indicate that the possible sale of the Company’s Performance Chemicals business would be a bad idea.

Following this video conference, neither the Board nor any representative of the Company initiated any contact with Vision One until January 27, 2025 – two months after Vision One first contacted the Company and well after Vision One confirmed its intent to nominate directors to the Company’s Board on January 9, 2025, by email to the Company’s Corporate Secretary.

On December 16, 2024, Ingevity announced an increase in the size of its Board to nine members and the election of Mr. J. Kevin Willis, a former colleague of Mr. Fernandez-Moreno at Ashland, Inc., to fill the vacancy created by the expansion of the Board.

On January 9, 2025, Vision One confirmed its intent to nominate directors by email to Mr. Fisher.

On January 16, 2025, Ingevity issued a press release to announce its plans to “explore strategic alternatives” for its Performance Chemicals Industrial Specialties product line and its North Charleston CTO refinery and announced preliminary results. Vision One suggested a strategic alternatives review in its letter to the Company from November and again when it met with representatives of the Company in December – months before this announcement by the Company. Vision One believes that without the continued pressure from Vision One, the Company would have continued the status quo and would not have publicly announced that it was conducting a strategic alternatives review. Notably, this is the first time in the Company’s history that it has pre-announced earnings results. Vision One believes this was a direct attempt to boost the Company’s share price in advance of both the Company’s scheduled earnings release and the delivery of Vision One’s formal nomination notice.

On January 21, 2025, VOF, in its capacity as a record holder of Shares, emailed Ingevity a formal notice of its intent to nominate each of Julio C. Acero, Courtney R. Mather, Merri J. Sanchez, and F. David Segal as director candidates at the Annual Meeting pursuant to the requirements set forth in the Bylaws (the “Nomination Notice”), which included the information required pursuant to Rule 14a-19(b)(1) of the Exchange Act that the Vision One Participants intend to solicit proxies for each of Messrs. Acero, Mather, and Segal and Dr. Sanchez for the election to the Board at the Annual Meeting and that the Vision One Participants intend to solicit proxies from holders of the outstanding capital stock of the Company that represents at least 67% of the voting power of the shares of capital stock entitled to vote on the election of directors in support of each of Messrs. Acero, Mather, and Segal and Dr. Sanchez. In addition, each of Messrs. Acero, Mather, and Segal and Dr. Sanchez consented to being named as a director nominee in any proxy solicitation materials and to serve on the Board if elected or appointed. A copy of the Nomination Notice was subsequently delivered to Ingevity’s corporate office and on January 23, 2025, Mr. Fisher confirmed receipt of the Nomination Notice.

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On January 27, 2025, Mr. Fisher contacted Mr. Mather to request that interviews be scheduled between the members of the Company’s Nominating and Governance Committee (the “Governance Committee”) and each of Messrs. Acero, Mather, and Segal and Dr. Sanchez.

On February 6 and February 7, 2025, each of Messrs. Acero, Mather, and Segal and Dr. Sanchez met with Jean Blackwell, Diane H. Gulyas, and Bruce D. Hoechner, each of whom is a member of the Governance Committee. Vision One firmly believes that the interviews of Messrs. Acero, Mather, and Segal and Dr. Sanchez were merely perfunctory and that the Company did not adequately consider the actual qualifications, skills and contributions that could be made by each of Messrs. Acero, Mather, and Segal and Dr. Sanchez to the Company’s Board.

On February 14, 2025, Ms. Blackwell emailed Mr. Mather requesting a time for a conference call.

On February 18, 2025, the Company reported its results for the year ended December 31, 2024. Mr. Fernandez-Moreno stated in the Company’s press release that “As part of the continued review of our portfolio of businesses, we recently announced plans to explore strategic alternatives for the Industrial Specialties product line and North Charleston CTO refinery. We believe this action will further strengthen the PC segment and enable us to focus our attention on higher growth and higher margin opportunities within our portfolio while improving the company’s earnings and cash flow.” Vision One believes that the sale of just the Industrial Specialties operations will significantly reduce the value of the remaining chemical assets, and that the Company should focus its efforts on its Performance Materials segment and consider selling its Performance Chemicals or “PC” segment. Moreover, Vision One believes that the Company’s announcement of its intention “to explore strategic alternatives for the Industrial Specialties product line” reveals a predisposition to do just that, undermining and impeding exploration and consideration of better alternatives to increase share value, such as the sale of the PC segment, as advocated by Vision One.

On February 20, 2025, Ms. Blackwell informed Mr. Mather that the Board would not be nominating Messrs. Acero, Mather, and Segal and Dr. Sanchez. Ms. Blackwell suggested that the Board would consider allowing Vision One to present its ideas to the full Board and that Vision One may be able provide its thoughts on other potential director candidates already identified by the Board. Mr. Mather asked Ms. Blackwell to confirm that this was the Board’s final position. Ms. Blackwell responded that the Board would not be nominating the Messrs. Acero, Mather, and Segal and Dr. Sanchez. Instead of engaging in a collaborative dialogue with Vision One, Ms. Blackwell merely reiterated that the Board would not be nominating the four nominees. Vision One views this as further evidence of the Board’s resistance to constructively engage with Vision One and that the Company has consistently demonstrated a reluctance to engage in substantive conversations with Vision One.

On February 25, 2025, Vision One issued a presentation regarding Ingevity as Vision One believes that the Company’s other stockholders have similar concerns. In the presentation, Vision One highlighted its concerns regarding the failed corporate strategy of the Company’s legacy directors and offered its view on how to address the Company’s ongoing challenges by:

●	Focusing on the Company’s Performance Materials business, which Vision One believes is a world-class business with industry leading profit margins, low capital requirements, and stable revenue growth;
●	Exiting the Company’s Performance Chemicals business as Vision One believes that the Company’s overall valuation is depressed due to the volatility of the Company’s Performance Chemicals business;
●	Restoring investor confidence by addressing concerns regarding the entrenchment of the existing Board through board refreshment with directors committed to increasing transparency and accountability;
●	Providing new, stockholder-oriented directors with an opportunity to participate in the selection of the Company’s next Chief Executive Officer; and
●	Adopting new corporate governance safeguards, including disbanding the Executive Committee, appointing a lead director, forming a Strategy and Finance Committee to develop a returns-based capital allocation strategy, and establishing director term limits.
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Vision One believed that, due to the lack of any real discussion with the Board about Vision One’s views regarding the Company, the public sharing of its views regarding the Company was necessary to drive the public conversation regarding the Company’s needed transformation and to increase accountability going forward. Vision One also believes that the Company’s other stockholders will benefit from an open discussion of Vision One’s views on how to address the Company’s challenges.

Vision One believed that publicly sharing its views would discourage the Company from appointing a new chief executive officer before the Company’s Annual Meeting, which would allow the directors elected at the Annual Meeting, which might include the Vision One Nominees, an opportunity to participate in the selection of the Company’s new chief executive officer. Instead, the Board pushed ahead without regard to stockholders’ concerns and announced a new chief executive officer a few days after Vision One publicly shared its concerns.

On February 25, 2025, the Company issued a press release indicating that it “remains open to resolving this matter constructively with Vision One.” While the Participants are committed to working collaboratively with the Company, the Participants remain skeptical that the Company will act in a constructive manner given the resistance it has experienced in its past dealings with the Company.

On March 6, 2025, Vision One filed an updated presentation with the SEC to include additional information regarding, among other things, its estimates and assumptions in the annexes to the presentation.

On March 10, 2025, the Company filed its preliminary proxy statement with the SEC.

Later that day, on March 10, 2025, the Company announced that it had appointed Mr. David H. Li as President and Chief Executive Officer of the Company, effective April 7, 2025. The Company announced that in connection with Mr. Li’s appointment, (i) Mr. Li was expected to join the Board following the Annual Meeting, (ii) Mr. Fernandez-Moreno would step down as interim President and Chief Executive Officer as of the effective date of Mr. Li’s appointment, and (iii) Mr. Fernandez-Moreno would continue to serve on the Board.

Vision One believes that its concerns were well-founded. The Board appointed a new chief executive officer despite Vision One publicly expressing its concerns regarding the Company’s lack of a succession plan and publicly indicating that the Company’s stockholders should be involved in the selection of the next chief executive officer. The Board also appears to have reconsidered the appropriate salary for the Company’s chief executive officer as Mr. Li’s annual base salary is $1,100,000 compared to Mr. Fernandez-Moreno’s excessive annual base salary of $3,000,000.

Vision One was not contacted by the Company or the Board until after the announcement that Mr. Li had been appointed as Chief Executive Officer. Instead, on the evening of March 10, 2025, Mr. Fisher emailed a letter from Mr. Fernandez-Moreno to Mr. Mather. In that letter, Mr. Fernandez-Moreno indicated that “[o]ur focus continues to be on taking decisive action to deliver stockholder value.” Vision One is left to question whether “decisive action” in this instance refers to the Board pushing forward with its own agenda despite a stockholder raising its concerns first privately with the Company and then publicly after the Company failed to engage in discussions with the stockholder.

On the evening of March 10, 2025, Vision One notified the Company that (i) Mr. Mather had been included as a director candidate by The Chemours Company (NYSE: CC) in its preliminary proxy for its 2025 annual meeting of stockholders, which will be held on April 22, 2025, and (ii) Vision One intended to reduce its slate of nominees for the Company’s Annual Meeting from four individuals to two individuals. Vision One also noted that it remained committed to working collaboratively with Ingevity.

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The Vision One Participants have decided to seek support from the Company’s stockholders for two nominees instead of four nominees. We believe that more than one stockholder-oriented director is needed to ensure an appropriate level of discourse regarding the Company’s challenges and to minimize the ability of the other directors to override or ignore concerns raised by a single director. The Company has not denied that it has challenges and has neither refuted Vision One’s specific criticisms nor rejected Vision One’s views on how to address these challenges. Instead, the Company has merely indicated that “actions” are “underway” to “drive improved performance and value creation.” We believe this amounts to the Company asking its stockholders to “trust them” rather than agreeing to engage in a constructive dialogue with one of its stockholders. Vision One is not prepared to continue to trust that the Board will take the depth and breadth of action that is necessary to complete the actions that are underway in a manner that will benefit all stockholders. For these reasons, among others, Vision One believes that the election of the two Vision One Nominees proposed by Vision One to replace two of the long-tenured existing directors will provide stockholders with a needed added assurance that the Board and management of Ingevity are properly focused on the challenges facing the Company and are comprehensive in their exploration of options to enhance share value.

On March 12, 2025, Mr. Mather, Ms. Blackwell and Mr. Fernandez-Moreno participated in a conference call. Ms. Blackwell and Mr. Fernandez-Moreno indicated that the Board did not believe a proxy contest was in the best interests of the Company. Ms. Blackwell and Mr. Fernandez-Moreno stated that the Board would be willing to consider adding a director that was to be mutually agreed upon between Vision One and the Company, but that the Company did not intend to add any of the four individuals proposed by Vision One to the Board as none of them had experience in the chemicals industry. Mr. Mather responded that most of the existing members of the Board have chemical industry experience and that the current Board lacks individuals with experience in sophisticated finance matters, including a returns-based approach to capital allocation. Mr. Mather reiterated that his expectation was that the Company’s stockholders would support the two Vision One Nominees and that Vision One was prepared to file its preliminary proxy statement with the SEC that evening. Ms. Blackwell and Mr. Fernandez-Moreno stated that they wanted to discuss with the rest of the members of the Board and Mr. Mather offered to hold off on filing Vision One’s preliminary proxy to allow for the Board to consider Mr. Mather’s proposal that the Board add at least one of the Vision One Nominees.

On March 13, 2025, Mr. Fernandez-Moreno called Mr. Mather to state that the Company would not accept Mr. Mather’s proposal to add one of the Vision One Nominees to the Board. Mr. Fernandez-Moreno stated that the Company would be willing to allow Mr. Mather to review the biographical information of the other potential director candidates that had been identified by the Board provided that Vision One would sign a confidentiality agreement. Mr. Mather rejected Mr. Fernandez-Moreno’s proposal as this was the same proposal that was made by the Company previously and had already been rejected by Vision One. Vision One questions how committed the Company really is to resolving this matter constructively with Vision One as the Company does not appear to have seriously considered Vision One’s proposal.

On March 14, 2025, the Participants filed this Proxy Statement with the SEC and seeking support for Julio C. Acero and F. David Segal and recommending that the Company’s stockholders vote “FOR” each of the Vision One Nominees.

Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

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REASONS FOR OUR SOLICITATION

We are soliciting your support to elect the Vision One Nominees at the Annual Meeting because despite our efforts to engage constructively with the Board, Ingevity has been unwilling to address the level of change that we believe is necessary to reposition the Company to maximize value for all stockholders.

The Vision One Nominees have extensive experience in finance, accounting, corporate strategy, risk management, corporate governance, investor relations, investing, strategic transactions, operations and technology, and will enhance the business expertise and leadership of the Board. Vision One also believes that each Vision One Nominee is a strong stockholder-oriented individual who is well qualified to serve as a member of the Board and will help represent the best interests of all of the Company’s stockholders.

Ingevity is Underperforming its Peers as Evidenced by its TSR

Ingevity’s Total Shareholder Return (“TSR”) has resulted in worst-in-class TSR over for the time period from the start of the Company’s acquisition spree and for the one-, three- and five-year time periods.

Total Shareholder Returns[2]
	From Start of Acquisitions Spree[3]	1-Year[4]	3-Year[4]	5-Year[4]
Ingevity Corporation (NYSE: NGVT)	(42.0)%	(4.2)%	(32.8)%	(5.3)%
S&P 400 Index[5]	80.0%	10.1%	22.0%	73.9%
S&P Chemicals Index[6]	23.9%	(5.1)%	(0.8)%	55.3%
S&P Materials Index[7]	57.7%	5.0%	12.8%	87.1%
Ingevity Corporation’s Relative Performance[8]
NGVT compared to S&P 400 Index	(122.0)%	(14.3)%	(54.8)%	(79.1)%
NGVT compared to S&P Chemicals Index	(65.9)%	(1.0)	(32.0)%	(60.5)%

2 Source: Bloomberg. Total Shareholder Returns as of February 24, 2025 – one day prior to Vision One publicly announcing its intent to nominate directors to the Company’s Board for the Annual Meeting

3 Refers to the time period beginning on March 8, 2018, which was the date on which the Company acquired Georgia-Pacific’s Pine Chemicals business, and ending on February 24, 2025, which was one day prior to Vision One publicly announcing its intent to nominate directors to the Company’s Board.

4 Performance periods related to February 24, 2025 at one-, three-, and five-year time periods.

5 S&P 400 Midcap Index (Bloomberg ticker: MID Index)

6 S&P 400 Midcap Chemicals Index (Bloomberg ticker: S4CHEM Index)

7 S&P 400 Midcap Materials Index (Bloomberg ticker: S4MATR Index)

8 Reflects performance of Ingevity Corporation as compared to the specified index, which is calculated as the Company’s Total Shareholder Return for the applicable period minus the total index return for the specific index during the same period.

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NGVT compared to S&P Materials Index	(99.8)%	(9.2)%	(45.6)%	(92.3)%

For all periods indicated above, the S&P Materials Index has significantly outperformed the S&P Chemicals Index. We believe that if the Company had focused on its Performance Materials business during these time periods, then the Company’s performance would have benefited from the higher valuations and lower earnings volatility attributable to materials businesses (as reflected in the S&P Materials Index) as compared to the Company’s Performance Chemicals business (as reflected in the S&P Chemicals Index). We also believe that the Company’s underperformance during these periods was due, in part, to the Company’s decision to engage in acquisitions, each of which was debt financed and introduced new operating and financial risks without a corresponding increase in profit or margin.9

Ingevity Has Struggled to Effectively Implement its Corporate Strategy

We are concerned with the Board’s past actions, including the current Board’s actions relating to the following:

●	Failure by the existing Board to effectively implement its corporate strategy relating to capital allocation, including losses attributable to ill-advised acquisitions and the Board’s misguided focus on ill-timed share repurchases rather than addressing its leverage or internal reinvestment alternatives;
●	Promotion of Mr. Fernandez-Moreno, an existing legacy director, to serve as Interim President and CEO of the Company by his fellow directors with an extremely lucrative pay package; and
●	Continuation of the status quo by perpetuating the long-tenures of the legacy directors and appointing a new director, Mr. Willis, who is a former colleague of Mr. Fernandez-Moreno, the board member turned interim CEO.

We believe that the case for change is simple ― the Company’s longest serving directors need to be held accountable for the Company’s underperformance and failure to implement an effective corporate strategy and the stockholders must send a message to the Board that the status quo will not suffice.

We Believe that Ingevity’s Current Plan Will Further Destroy Stockholder Value

We do not agree with the Company’s recently announced plan to review strategic alternatives for its Performance Chemicals Industrial Specialties product line. The Board has not formed a committee charged with oversight of a portfolio review process. Vision One further contends that the Board’s failure to announce the appointment of an outside advisor to conduct a formal strategic review process underscores the Company’s apparent unwillingness to commit to a structured and transparent review. The absence of both a committee with authority and an outside advisor to oversee the process raises significant doubt about the sincerity of the Company’s commitment to exploring strategic alternatives, which leaves Vision One to wonder whether the Company has undertaken a narrow and non-exhaustive approach on its own that fails to consider all available alternatives.

We believe that the disposition by the Company of this product line will have a disproportionately negative impact on the remaining Performance Chemicals assets that are retained by the Company.

The Company’s proposed sale of the Industrial Specialties product line has been described by Mr. Fernandez-Moreno as a “condominium” where the buyer would operate the Chemical Industrial Specialties product line that it acquired from the Company at the same site as the Company operates, and would continue to operate, its Road Technologies business. We believe that the Company’s co-location plan introduces substantial new risk that a buyer of the Industrial Specialties product line could access and impact the proprietary operations of the Company’s Road Technologies business, which could impair the Road Technologies business by slowing its future growth and permanently limiting its valuation. We believe the Company’s proposed “condominium” plan increases operating complexity and will deter potential buyers from acquiring the remaining assets of the Performance Chemicals business.

9 Refers to the Company’s acquisition of Georgia-Pacific’s Pine Chemicals business in March 2018, the Capa caprolactone division of Perstorp Holding AB in February 2019, and the Ozark Materials business in March 2022.

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In our view, the best path forward for maximizing value for the Company’s stockholders would be a sale of the Company’s entire Performance Chemicals segment (as compared to the Company’s proposal to sell only the Industrial Specialties product line) as the Company would be able to offset the gains from the sale against prior losses resulting from unsuccessful acquisitions for tax purposes and use the proceeds to pay down its existing secured indebtedness and repurchase Shares at a substantial discount to the intrinsic business value of the continuing operations. This would allow the Company to then be able to focus on its remaining businesses – the Performance Materials and Capa caprolactone business. We believe that the Company’s Performance Materials and Capa caprolactone business on a stand-alone basis would benefit from an increased valuation due to the beneficial margins, low earnings volatility, and stable market position of these remaining businesses.

Change is Required to Reposition the Company for Success and Now is the Time for Change

We are soliciting your support to elect the Vision One Nominees at the Annual Meeting because we believe that an immediate change in the leadership of Ingevity is needed. We strongly believe that the Company needs new directors that are not beholden to any of the Company’s legacy directors and who were not involved in the Company’s prior missteps to ensure that the Company is repositioned for success.

We are nominating two individuals to the Board because we believe that new directors will bring new, objective, and fully independent perspectives to the Board. We also believe that multiple stockholder-oriented directors are necessary to facilitate an appropriate level of discourse regarding the Company’s challenges and to minimize the ability of the other directors to override or ignore concerns raised by a single director.

We believe our concerns are well-founded given the Company’s recent experience with another concerned stockholder that sought representation on the Board, Inclusive Capital Partners, L.P (“Inclusive”). While Inclusive did not publicly identify its specific concerns regarding the Company, according to the Schedule 13D it filed with the SEC on April 7, 2022, Inclusive sought, among other things, to have discussions with the Company regarding board composition, capital allocation, financial condition, mergers and acquisitions strategy, overall business strategy, executive compensation, and corporate governance. Between July 25, 2022 and March 15, 2024, William J. Slocum, a partner at Inclusive, served on the Company’s Board. Mr. Slocum was one of 9 directors during his tenure. During Mr. Slocum’s tenure on the Board, the Company’s stock price declined from $64.49 on July 25, 2022 to $45.27 on March 15, 2024. We do not know what occurred during Mr. Slocum’s tenure, but we do know that any efforts by Mr. Slocum to address the concerns raised by Inclusive could easily have been overridden or ignored by the other 8 directors, 4 of whom are the same directors that continue to sit on the Board and that Vision One opposes.

We believe that in this instance Board refreshment requires more than one new stockholder-oriented director. The Vision One Nominees are committed to working with the Company to address its challenges and drive change, including the other board members. However, we do not trust that the Company’s existing directors will take sufficient action or implement the changes necessary to address the Company’s ongoing challenges. Accordingly, we are asking the stockholders to elect both of the Vision One Nominees.

We do not agree with the Company’s recently announced plan to review strategic alternatives for its Performance Chemicals Industrial Specialties product line because we believe, as discussed more fully above, that disposition of this product line, without disposing of the Company’s Performance Chemicals segment, will result in a disproportionately negative impact on the remaining Performance Chemicals assets held by the Company and prevent or inhibit the future sale of these assets. We believe that the announced plan reduces intrinsic business value and amounts to an admission of prior acquisition mistakes.

Accordingly, we urge you to vote “FOR” the Vision One Nominees as now is the time for change.

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The Vision One Nominees Are the Right Individuals to Increase Transparency and Accountability

Vision One believes that motivated, independent directors with accountability to the Company’s stockholders are needed to increase transparency and accountability and bring an ownership mentality to the boardroom. We do not believe that the current Board, which is disproportionally comprised of long-tenured legacy directors and has appointed one of its own as interim CEO (Mr. Fernandez-Moreno) and has selected a new Board member (Mr. Willis) that has a significant past relationship with the Interim CEO, will take these steps on its own.

We believe that the current Board of Ingevity will continue to struggle to implement an effective corporate strategy unless representatives of the stockholders who are not beholden to Mr. Fernandez-Moreno are seated on the Board. In our view, the Board needs to be reconstituted with highly qualified Board members to drive long-term value by removing the legacy directors that have presided over the Company for the past nine years. When given the opportunity to select a new director, the Board picked a former colleague of Mr. Fernandez-Moreno—as stockholders, we have no assurance that Mr. Willis is not beholden to Mr. Fernandez-Moreno and that this Board will not continue selecting Board members with past relationships with existing directors.

We Believe the Vision One Nominees Will Drive Change and Seek to Maximize Value for All Stockholders

As members of the Board, the Vision One Nominees would seek to facilitate the Company improving its performance by driving change, restoring good governance practices, and implementing value-enhancing capital allocation strategies. We believe that the Vision One Nominees will be able to drive long-term stockholder value by working collaboratively with the Company to address its ongoing challenges and by bringing new, objective, and fully independent perspectives to the Board.

Vision One’s view on how to address the Company’s ongoing challenges includes:

●	Restore investor confidence by addressing concerns regarding the entrenchment of the existing Board through board refreshment with directors committed to increasing transparency;
●	Elect new, stockholder-oriented directors;
●	Focus on the Company’s Performance Materials business, which Vision One believes is a world-class business with industry leading profit margins, low capital requirements, and stable revenue growth;
●	Exit the Company’s Performance Chemicals business as Vision One believes that the Company’s overall valuation is depressed due to the volatility the Company’s Performance Chemicals business; and
●	Adopt new corporate governance safeguards, including:
o	Disbanding the Executive Committee;
o	Appointing a Lead Independent Director;
o	Forming a Strategy and Finance Committee to development a returns-based capital allocation strategy; and
o	Establishing director term limits.

Our nominees are well qualified, and we believe that their expertise would help to realign Ingevity’s operating and capital decisions and overall strategy and focus on decision making that is in the best interests of the Company’s stockholders.

If each of the Vision One Nominees are elected, they will represent two out of nine members of the Board. There can be no assurance that the Vision One Nominees will be able to implement the actions that the Participants believe are necessary to enhance stockholder value as the Vision One Nominees will not constitute a majority of the Board. However, the Vision One Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their experience and working constructively with other Board members, the Vision One Nominees believe they can effect positive change at the Company.

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Stockholders are permitted to vote for any combination (up to nine (9) total) of the Vision One Nominees and the Company’s nominees on the GOLD universal proxy card. If stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders “WITHHOLD” on [●] and [●], and “FOR” on the Company’s other seven (7) nominees ([●], [●], [●], [●], [●], [●], and [●]).

The Participants recommend that stockholders “WITHHOLD” on:

(1)	[●], and
(2)	[●].

We believe that these individuals should be held accountable for failing to appropriately implement an effective corporate strategy, including supporting ill-advised acquisitions, ill-timed share repurchases, and an imprudent capital allocation policy, and approving an excessive pay package for one of its own. Based on our past interactions with Board, we do not trust that these directors will be receptive to concerns from stockholders or that they will take the level of action necessary to overcome the challenges and obstacles that the Company has faced and put the Company on a better path forward.

WE STRONGLY RECOMMEND A VOTE “FOR” THE ELECTION OF THE VISION ONE NOMINEES.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, HKL & Co., LLC: Banks and Brokerage Firms Please Call Collect: +1 (212) 468-5380; All Others Call Toll-Free: +1 (800) 257-3995; Email: NGVT@hklco.com.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Proposal 1: Election of the Vision One Nominees

The Board currently consists of nine (9) directors. Directors hold office until the Company’s next annual meeting following their election or until their successors are elected and duly qualified. Accordingly, on January 21, 2025, the Vision One Participants gave notice to the Company of our intention to nominate the two (2) Vision One Nominees to serve as directors of the Company.

We have determined to nominate Julio C. Acero and F. David Segal. As a result, should a stockholder so authorize us, on the GOLD universal proxy card, we would cast votes “FOR” the Vision One Nominees.

Each of the Vision One Nominees has consented to being named a nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. The Vision One Participants intend to vote their Shares “FOR” each of the Vision One Nominees, “WITHHOLD” on [●] and [●], and vote “FOR” the Company’s other seven (7) nominees ([●], [●], [●], [●], [●], [●], and [●]).

If each of the Vision One Nominees are elected, they will represent two out of nine members of the Board. There can be no assurance that the Vision One Nominees will be able to implement the actions that the Participants believe are necessary to enhance stockholder value as the Vision One Nominees will not constitute a majority of the Board. However, the Vision One Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their experience and working constructively with other Board members, the Vision One Nominees believe they can effect positive change at the Company.

Stockholders are permitted to vote for any combination (up to nine (9) total) of the Vision One Nominees and the Company’s nominees on the GOLD universal proxy card. If stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders “WITHHOLD” on [●] and [●], and vote “FOR” the Company’s other seven (7) nominees ([●], [●], [●], [●], [●], [●], and [●]).

Biographical Information Regarding the Vision One Nominees

The following information sets forth the name, age, present principal occupation and employment and material occupations, positions, offices or employments for the past five (5) years for each of the Vision One Nominees (in alphabetical order). The nomination of the Vision One Nominees was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific qualifications, skills, and experience that led the Vision One Participants to nominate each of the Vision One Nominees and to conclude that each of the Vision One Nominees should serve as a director of the Company are set forth below. The information provided below was furnished by the Vision One Nominees to the Vision One Participants.

Julio C. Acero, age 34, is currently a Director and Investment Analyst at Vision One, and previously served as an Investment Analyst starting in July 2022 at Vision One, responsible for identifying, analyzing, and monitoring investment opportunities. Mr. Acero formerly served from September 2021 to June 2022 as a Research Associate for Artisan Partners’ $30 billion Global Equity Fund covering the Industrials sector. Prior to joining Artisan Partners, Mr. Acero was an Investment Analyst at Steel Partners LP, from September 2016 to July 2019, where he focused on public and private mid-cap equity investments across Consumer, Industrial, Energy, and Technology sectors. He began his career as an Investment Banking Analyst at Houlihan Lokey, focusing on M&A in Aerospace, Defense, and Government Services sectors.

Mr. Acero currently serves, and has since May 2023, as a non-voting observer to the Board of Directors of Triumph Group, Inc. (NYSE: TGI), a global leader in the aerospace industry offering design, production and service for aircraft systems and components including actuation, fuel systems, hydraulics, geared solutions, MRO services for OEMs and carriers. Mr. Acero received a B.S. in Finance, Real Estate and Law from the California State Polytechnic University–Pomona, a Master of Accounting from USC Marshall School of Business, and an M.B.A from Northwestern University–Kellogg School of Management. As of the date hereof, Mr. Acero does not own any securities of the Company and has not entered into any transactions in the securities of the Company during the past two years.

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Director Qualifications: Mr. Acero’s qualifications to serve as a member of the Board include his broad business and investment experience in the industrial, aerospace, energy, consumer and technology sectors as well as his experience with complex financing matters.

Mr. F. David Segal, age 55, was Vice President of Investment Excellence for International Paper Company (NYSE: IP) from February 2021 to January 2025, where he led initiatives in creating shareholder value in all aspects including capital allocation, corporate strategy, investments, and operating performance. Prior to joining International Paper Company, Mr. Segal was Portfolio Manager of the Franklin Mutual Series Fund from 2002 to December 2020. His global research and investment responsibilities included companies in the industrials, automotive, paper and forest products, and defense sectors, where he assessed companies’ strategic positioning, industry fundamentals, and total return potential as well as the effectiveness of corporate actions, including mergers and acquisitions and other strategic transactions.

Mr. Segal was previously a director of International Automotive Components Group, a leading global auto parts supplier, from 2006 to 2019. Mr. Segal earned a B.A. from the University of Michigan and an M.B.A. from New York University’s Stern School of Business. He holds the Chartered Financial Analyst professional designation. As of the date hereof, Mr. Segal does not own any securities of the Company and has not entered into any transactions in the securities of the Company during the past two years.

Director Qualifications: Mr. Segal’s qualifications to serve as a member of the Board include his direct operating experience at a forest and paper product business with operations that are similar to the operations of the Company’s prior parent, and his previous experience as an investor with a long-term focus, his industry and capital markets experience as well as his experience in international operations, finance, capital allocation, corporate strategy, risk management, strategic transactions, and implementation of corporate initiatives.

Interests of the Vision One Nominees

If elected, each Vision One Nominee would receive such directors’ fees as may be payable by the Company in accordance with its practice at the time and, as a result, the Vision One Nominees may be deemed to have an interest in their nominations for election to the Board. The Participants expect that the Vision One Nominees, if elected, will be indemnified for service as directors of Ingevity to the same extent indemnification is provided to the current directors of Ingevity under the Bylaws and that such individuals would be covered by any policy of insurance under which Ingevity insures its directors and officers.

Mr. Acero is an “at will” employee of VOMP. In his capacity as an employee of VOMP, Mr. Acero is entitled to a base salary and performance-based bonus opportunity, which may include a bonus linked to the performance of any individual investments sourced by Mr. Acero and is eligible to participate in certain benefit programs and plans of VOMP and its affiliates. Mr. Acero currently serves as a non-voting observer to the board of directors of Triumph Group, Inc. and in such capacity has been entitled to receive reimbursement of travel expenses associated with attending any meeting of the board of directors or any other travel that is undertaken at the request of the board of directors of Triumph Group, Inc. Mr. Acero may from time to time serve as a director of, or act as an observer to, other entities and in connection with such service, each may be entitled to receive customary compensation from such entities (which may include cash fees, equity awards, reimbursement of travel expenses, indemnification and the like).

Other than the consent by each of the Vision One Nominees to be named as a nominee in any proxy statement relating to the Annual Meeting and to serve as a director of the Company if elected as such at the Annual Meeting, there are no understandings or arrangements between Mr. Segal, on one hand, and any of the Vision One Participants or the other Vision One Nominees, on the other hand.

Other than (i) as described above with respect to Mr. Acero and (ii) the consent by each of the Vision One Nominees to be named as a nominee in any proxy statement relating to the Annual Meeting and to serve as a director of the Company if elected as such at the Annual Meeting, there are no arrangements or understandings among the Vision One Participants or any other person or persons pursuant to which the nomination of the Vision One Nominees described herein is to be made.

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Other than as set forth in this Proxy Statement, including in Annex II (which is incorporated herein by reference), no Vision One Participant, or any associate of any Vision One Participant, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

The Vision One Participants have no knowledge of any facts that would prevent the determination by the Board that each of the Vision One Nominees, if elected as a director of the Company, would qualify as “independent” under the independence standards applicable to the Company under Item 407 of Regulation S-K, the New York Stock Exchange (“NYSE”) listing standards, and the Company’s Corporate Governance Guidelines, as revised and approved on October 22, 2024.

Notwithstanding the foregoing, we acknowledge that no director of an NYSE-listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any Vision One Nominee is elected, the determination of such Vision One Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Company’s Board. No Vision One Nominee is, or would be, a member of the Company’s compensation, nominating or audit committee that is, or would not be, not independent under any such committee’s applicable independence standards.

Except as set forth in this Proxy Statement (including the annexes and schedules hereto), (i) no Vision One Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, and (ii) with respect to each of the Vision One Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), occurred during the past 10 years.

Other Disclosures

The Vision One Participants represent that (i) they intend to, or are part of a group which intends to, deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the Vision One Nominees at the Annual Meeting and (ii) they intend to, or are part of a group which intends to, solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the Vision One Nominees. The Vision One Participants have previously provided the required notice to the Company pursuant to the universal proxy rules, including Rule 14a-19(a)(1) under the Exchange Act.

The Participants are required to include all nominees for election on their “GOLD” universal proxy card. For additional information regarding the Company’s nominees and any other related information, please refer to the Company’s proxy statement. You will receive solicitation materials from the Company, including a proxy statement and a white universal proxy card. The Participants are not responsible for the accuracy or completeness of any information provided by or relating to the Company or its nominees contained in the solicitation materials filed or disseminated by or on behalf of the Company or any other statements that the Company makes. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the “GOLD” universal proxy card) when filed by the applicable party with the SEC in connection with the annual meeting at the SEC’s website (http://www.sec.gov).

Based on information in the Company’s proxy statement, this election of directors will be considered a contested election and, as provided under the Company’s Bylaws, directors will be elected on a plurality basis. This means that the nine director nominees receiving the greatest number of votes cast “FOR” their election will be elected. Abstentions and any broker non-votes will not affect the outcome of the election (except to the extent they otherwise reduce the number of shares voted FOR the applicable nominee(s)).

We recommend that stockholders vote:

●	“FOR” each of the Vision One Nominees: Julio C. Acero and F. David Segal;

●	“WITHHOLD” on each of the following Company nominees: [●] and [●]; and

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●	“FOR” each of the following Company nominees: [●], [●], [●], [●], [●], [●], and [●].
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Proposal 2: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF
INGEVITY’S “NAMED EXECUTIVE OFFICERS” (SAY-ON-PAY)

Based on information contained in the Company’s proxy statement, it is expected that at the Annual Meeting the stockholders will be asked to vote, on a non-binding advisory basis, to approve the compensation of the Company’s “named executive officers” as disclosed in the Company’s proxy statement. The Company has indicated in its proxy statement that its stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our named executive officers as described in this Proxy Statement, including the Compensation Discussion and Analysis and the tabular compensation disclosures and related narrative discussion.”

Proposal 2, which is known as a “say-on-pay” proposal, allows the Company’s stockholders to express their views on the compensation paid to Ingevity’s “named executive officers.”

We recommend that you vote “AGAINST” the Company’s “say-on-pay” proposal due to our belief that the compensation awarded to Mr. Fernandez-Moreno, a legacy Board member, to serve as Interim President and Chief Executive Officer, is excessive. As disclosed in its proxy statement, the Company believes that its “compensation policies and procedures are competitive, focused on pay-for-performance principles, and strongly aligned with the long-term interests of our stockholders.” We do not agree.

As disclosed by the Company, Mr. Fernandez-Moreno was appointed by the Board to serve as Interim President and Chief Executive Officer of the Company effective as of October 2, 2024, and that Mr. Fernandez-Moreno would continue to serve as a director on the Board. The Company disclosed that for serving as Interim President and Chief Executive Officer, Mr. Fernandez-Moreno is entitled to an annual base salary of $3,000,000 per year, coverage under the Company’s employee benefit plans, and a one-time equity award of restricted stock units with a fair value (as of October 2, 2024) of $1,000,000, which vest on the one year anniversary of the date of the award.

Mr. Fernandez-Moreno’s annual base salary of $3,000,000 is 140% over the median of the annual base salary paid to chief executive officers of comparable companies.10 In contrast, as disclosed by the Company, the annual base salary for Mr. Li, the full time Chief Executive Officer appointed by the Company on March 10, 2025 to replace Mr. Fernandez-Moreno, is $1,100,000 per year, which is slightly more than one-third of Mr. Fernandez-Moreno’s annual base salary of $3,000,000.

We believe that the Board’s appointment of Mr. Fernandez-Moreno to act as the Company’s Interim President and Chief Executive Officer with an excessive pay package demonstrates that the current Board is beholden to Mr. Fernandez-Moreno.

We also question whether the Company’s disclosure in its proxy statement regarding its 2024 target pay mix, which reflects 85% at-risk compensation and 15% base salary, for its President and Chief Executive Officer is misleading.

10 Refers to the median of the annual base salaries of the following individuals as compared to the annual base salary for Mr. Fernandez-Moreno that was approved by the Company’s Board in October 2024:

-	$1,100,000 for Mr. Sean D. Keohane in his capacity as President and Chief Executive Officer of Cabot Corporation (as disclosed in Cabot Corporation’s proxy statement filed with the SEC on January 24, 2025);
-	$1,360,810 for Mr. Mark J. Costa in his capacity as Chief Executive Officer of Eastman Chemical Company (as disclosed in Eastman Chemical Company’s proxy statement filed with the SEC on March 21, 2024);
-	$1,200,000 for Mr. Timothy M. Knavish in his capacity as Chief Executive Officer of PPG Industries, Inc. (as disclosed in PPG Industries, Inc.’s proxy statement filed with the SEC on March 7, 2024); and
-	$1,300,000 for Ms. Heidi G. Petz in her capacity as President and Chief Executive Officer of The Sherwin-Williams Company (as disclosed in The Sherwin Williams Company’s proxy statement filed with the SEC on March 6, 2024).

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The Company has chosen to present information relating only to John Fortson, the Company’s former president and chief executive officer, and has specifically excluded the compensation payable to Mr. Fernandez-Moreno. If the Company disclosed this information for Mr. Fernandez-Moreno’s compensation, it would reflect 25% at-risk and 75% base salary based on his annual base salary of $3,000,000 and the one-time restricted stock unit grant he received that was valued at $1,000,000. In its proxy statement, the Company touts that the “majority of target total direct compensation is at-risk” for its President and Chief Executive Officer but this is clearly not the case if the Company were to include Mr. Fernandez-Moreno in its calculation.

Based on information in the Company’s proxy statement, the vote on Proposal 2 is advisory and is not binding on the Company or its Board. However, the Company has indicated in its proxy statement that its Board and Talent and Compensation Committee will consider the outcome of Proposal 2 in connection with their ongoing evaluation of the Company’s executive compensation program.

The approval of the advisory resolution in Proposal 2 requires the affirmative vote of the majority of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 is required to approve, on an advisory basis, the compensation paid to Ingevity’s named executive officers. Abstentions on Proposal 2 have the same effect as a vote against.

We recommend that you vote “AGAINST” the approval, on a non-binding advisory basis, of the compensation of the Company’s “named executive officers.”

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Proposal 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Based on information contained in the Company’s proxy statement, it is expected that at the Annual Meeting the stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP as Ingevity’s independent registered public accounting firm for 2025.

As stated in the Company’s proxy statement, the Company’s Audit Committee is directly responsible for appointing, retaining, fixing the compensation of, and overseeing the work of the Company’s independent registered public accounting firm. PricewaterhouseCoopers LLC acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 and the Audit Committee retained PricewaterhouseCoopers LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Company has indicated that although it is not legally required to do so, the Board has elected to seek stockholder ratification of the appointment of PricewaterhouseCoopers LLC as a matter of good corporate governance. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLC, the Audit Committee will reconsider the appointment. The Company has stated that regardless of the outcome of this proposal, the Audit Committee may, in its discretion, select a new independent registered public accounting firm at any time during the year if it believes such a change would be in the Company’s best interest.

The ratification of the appointment of PricewaterhouseCoopers LLP as Ingevity’s independent registered public accounting firm for 2025 requires the affirmative vote of the majority of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions on Proposal 3 have the same effect as a vote against.

We recommend that you vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Ingevity’s independent registered public accounting firm for 2025.

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Proposal 4: APPROVAL OF INGEVITY CORPORATION 2025 OMNIBUS INCENTIVE PLAN

Based on information contained in the Company’s proxy statement, it is expected that at the Annual Meeting the stockholders will be asked to approve the 2025 Omnibus Incentive Plan.

As stated in the Company’s proxy statement, on February 10, 2025, the Company’s Board adopted the Ingevity Corporation 2025 Omnibus Incentive Plan (the “2025 Omnibus Plan”), subject to approval by the Company’s stockholders. The 2025 Omnibus Plan will only become effective if it is approved by the Company’s stockholders at the Annual Meeting (the date of such approval being the “New Plan Effective Date”).

The Company’s proxy statement indicates that the primary purpose of the 2025 Omnibus Plan is to reward selected corporate officers, key employees and non-employee directors of the Company (and its subsidiaries) by enabling them to acquire Shares of the Company and/or through the provision of long-term and short-term cash payments. The 2025 Omnibus Plan is designed to attract and retain employees and non-employee directors of the Company and to encourage a sense of proprietorship in the Company.

The Company’s proxy statement indicates that the Company currently has one active equity-based incentive plan, the Amended and Restated 2016 Omnibus Incentive Plan (the “Existing Plan”). If approved by the Company’s stockholders, the 2025 Omnibus Plan will replace the Existing Plan. The 2025 Omnibus Plan will, among other things, allow the issuance of up to (a) [●] Shares, plus (b) the number of Shares that remain available for issuance under the Existing Plan immediately prior to the date the stockholders of the Company approve the 2025 Omnibus Plan 1,817,417 shares as of December 31, 2024), plus (c) the number of Shares underlying any equity awards previously granted under the Existing Plan as of the New Plan Effective Date that, on or after the New Plan Effective Date, are forfeited, terminated, expire or lapse without being exercised, or any awards that are settled for cash.

According to the Company’s proxy statement, the foregoing Shares described under (a), (b) and (c), above, are the Shares that will be available for issuance under the 2025 Omnibus Plan, subject to the adjustment provisions of that plan (collectively, the “Authorized Plan Shares”). Upon the New Plan Effective Date, the Company will cease granting awards under the Existing Plan, however, any outstanding awards under the Existing Plan as of the New Plan Effective Date will remain outstanding in accordance with their terms and will continue to be governed solely by the terms of the documents evidencing such awards, and no provision of the 2025 Omnibus Plan will be deemed to affect or otherwise modify the rights or obligations of the holders of such awards.

For additional information regarding the 2025 Omnibus Plan, please see the Company’s proxy statement, which includes a copy of the 2025 Omnibus Plan as an exhibit thereto.

The approval of the 2025 Omnibus Plan requires the affirmative vote of the majority of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions on Proposal 4 have the same effect as a vote against.

We make no recommendation on the approval of the 2025 Omnibus Plan.

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Other Proposals

Except as set forth in this Proxy Statement (including the annexes and schedules hereto), the Vision One Participants are not aware of any other matter to be considered at the Annual Meeting. However, if the Vision One Participants learn of any other proposals made at a reasonable time before the Annual Meeting, the Vision One Participants will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the GOLD universal proxy card solicited by the Vision One Participants will vote such proxies in their discretion.

If you sign and return the GOLD universal proxy card or, if applicable, the GOLD voting instruction form, your Shares will be voted in accordance with your specifications.

If no direction is indicated with respect to the foregoing proposals, you will be deemed to have given a direction to vote the Shares represented by the GOLD universal proxy card or, if applicable, the GOLD voting instruction form, (1) “FOR” each of the Vision One Nominees: Julio C. Acero and F. David Segal, “WITHHOLD” on each of the following Company nominees: [●] and [●], and “FOR” each of the following Company nominees: [●], [●], [●], [●], [●], [●], and [●], (2) “AGAINST” the approval, on an advisory basis, of the compensation of Ingevity’s “named executive officers” as disclosed in Ingevity’s proxy statement, (3) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Ingevity’s independent registered public accounting firm for 2025, (4) “ABSTAIN” on the approval of the Ingevity Corporation 2025 Omnibus Incentive Plan, and (5) in the proxy holders’ discretion as to other matters that may come before the Annual Meeting.

No Appraisal or Dissenter’s Rights

Shareholders will not have rights of appraisal or similar dissenter’s rights with respect to any matters identified in this Proxy Statement to be acted upon at the 2025 Annual Meeting.

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RECORD DATE; VOTING; PROXY PROCEDURES

Record Date

The Company has set the close of business on [●], 2025 as the Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting. The mailing address of the principal executive offices of the Company is 4920 O’Hear Avenue, Suite 400, North Charleston, SC 29405. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [●] Shares outstanding.

Voting and Proxy Procedures

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell their Shares after the Record Date.

Each of the Participants and the Company will be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the name of all nominees for the election to the Board. Stockholders have the ability to vote for up to nine (9) nominees on the enclosed GOLD universal proxy card. Accordingly, there is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

You may vote “FOR” up to a total of nine (9) nominees. If you vote using the GOLD universal proxy card for less than nine (9) nominees, your shares will be voted “FOR” only those nominees you have marked. If you vote using the GOLD universal proxy card “FOR” more than nine (9) nominees, your votes on Proposal 1 regarding the nominees will be invalid and will not be counted.

Stockholders of Record: If your Shares are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GOLD universal proxy card using the postage-paid envelope provided.

Street Name Holders: If you hold your Shares in the name of one or more banks, brokerage firms, dealers, trust companies or other custodians, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, you should complete, sign, date and return the enclosed GOLD voting instruction form or vote via the Internet by following the directions provided to you by your broker or bank custodian or contact the person responsible for your account and give instructions to them to sign and return a GOLD universal proxy card representing your Shares to elect the Vision One Nominees to the Board.

Shares represented by properly executed GOLD universal proxy cards will be voted at the Annual Meeting as marked. If a stockholder returns a GOLD universal proxy card or, if applicable, a GOLD voting instruction form that is signed, dated and not marked with respect to a proposal, that stockholder will be deemed to have given direction to vote

(1) “FOR” each of the Vision One Nominees: Julio C. Acero and F. David Segal, “WITHHOLD” on each of the following Company nominees: [●] and [●], and “FOR” each of the following Company nominees: [●], [●], [●], [●], [●], [●], and [●], (2) “AGAINST” the approval, on an advisory basis, of the compensation of Ingevity’s “named executive officers” as disclosed in Ingevity’s proxy statement, (3) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Ingevity’s independent registered public accounting firm for 2025, (4) “ABSTAIN” on the approval of the Ingevity Corporation 2025 Omnibus Incentive Plan, and (5) in the proxy holders’ discretion as to other matters that may come before the Annual Meeting.

Quorum; Discretionary Voting; Broker Non-Votes

A quorum is the minimum number of Shares that must be represented at a duly called meeting of stockholders virtually or represented by proxy, in order to legally conduct business at the meeting. According to Ingevity’s proxy statement, a quorum requires the presence of the holders of a majority of the Shares entitled to vote represented in person or by proxy at the Annual Meeting.

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According to Ingevity’s proxy statement, abstentions and instructions to withhold authority to vote will be treated as Shares that are present and entitled to vote for the purposes of determining whether a quorum exists. Abstentions and Shares held of record by a bank or broker or its nominee that are voted on any matter are included in determining the number of shares present at the Annual Meeting. However, broker non-votes that are not voted on any of the proposals will not be included in determining whether a quorum is present at such meeting.

If you are a stockholder of record, you must deliver your vote on the GOLD universal proxy card, the Company’s white proxy card or virtually attend the Annual Meeting in order to be counted in the determination of a quorum.

If your Shares are held in the name of your bank, brokerage firm, dealer, trust company or other custodian, that party will give you instructions for voting your Shares. If you do not give your voting instructions to your bank, brokerage firm, dealer, trust company or other custodian, it will not be allowed to vote your Shares with respect to the election of directors or any additional proposals which may be presented at the Annual Meeting.

If you are the beneficial owner of Shares, your broker or nominee may vote your Shares only on those matters on which it has discretion to vote. Under the applicable rules, your broker or nominee does not have discretion to vote your Shares on non-routine matters.

According to the Company’s proxy statement, Proposal 1 (the election of directors), Proposal 2 (the advisory vote on the compensation provided to the Company’s “named executive officers”), and Proposal 4 (approval of 2025 Omnibus Incentive Plan) are considered “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. According to the Company’s proxy statement, these so-called “broker non-votes” will not be considered in determining the number of votes necessary for approval for non-discretionary matters and, as a result, will have no effect on the Company’s ability to obtain a quorum and will not otherwise affect the outcome of the votes for Proposals 1, 2 and 4. If this Proxy Statement has been provided to you by your broker or nominee at the request of the Participants, your broker or nominee does not have discretion to vote your Shares on routine matters such as Proposal 3 (ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025) and may vote your shares on Proposal 3 only pursuant to your specific voting instructions.

Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The revocation may be delivered either to Vision One Fund, LP in care of HKL & Co., LLC at the address set forth on the back cover of this Proxy Statement or to Ingevity at 4920 O’Hear Avenue, Suite 400, North Charleston, SC 29405, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Vision One Partners in care of HKL & Co., LLC at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

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Stockholder Proposals

Under SEC rules, a proposal that a stockholder wishes to include in the Company’s proxy statement for the 2026 annual meeting of stockholders must be received by the Company’s Corporate Secretary no later than the close of business on [●], 2025. Proposals must be in writing and delivered to: Ingevity Corporation, 4920 O’Hear Avenue, Suite 400, North Charleston, South Carolina 29405, Attn: Corporate Secretary. In addition, proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Accordingly, stockholders wishing to submit a proposal should refer to Rule 14a-8 of the Exchange Act, which sets standards for eligibility and specifies the types of proposals that are not appropriate for inclusion in the Company’s proxy statement.

Under the Company’s Bylaws, any stockholder of record may nominate persons for election as directors at an annual meeting of the Company’s stockholders by providing written notice of their intent to do so to the Company’s Corporate Secretary no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is held on a date that is more than 30 days before, or more than 60 days after, such anniversary, then such notice must instead be provided no earlier than the close of business on the 120th day prior to the meeting and no later than the close of business on the later of: (i) the 90th day prior to the meeting; or (ii) the seventh day following the day on which public announcement of the date of the meeting is first made by the Company. The Company has indicated that it anticipates holding its 2026 annual meeting of stockholders on or about the one-year anniversary of this year’s meeting. This means that written notice of any nominations intended to be made at the Company’s 2026 annual meeting of stockholders must be delivered to the Company’s Corporate Secretary no earlier than the close of business on [●], 2025 and no later than the close of business on [●], 2026. Any such notice must contain the information and conform to the requirements specified in the Company’s Bylaws. In addition, the Company will only consider nominations from a stockholder who is a stockholder of record: (i) at the time of giving such notice; (ii) on the record date for the determination of stockholders entitled to vote at the annual meeting; and (iii) at the time of the annual meeting.

In addition to the requirements in the preceding paragraph, stockholders who intend to solicit proxies in support of director nominees other than Ingevity’s nominees through the use of a “universal proxy card” must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than [●], 2026, which is 60 days prior to [●], 2026, the one-year anniversary of the Annual Meeting.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the Company’s 2026 annual meeting is based on information contained in the Company’s proxy statement and the Bylaws. Shareholders should refer to the Company’s definitive proxy statement and its other public filings relating to this disclosure. You may obtain a copy of the Company’s Bylaws by writing to the Company’s Corporate Secretary at Ingevity Corporation, 4920 O’Hear Avenue, Suite 400, North Charleston, SC 29405. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Participants that such procedures are legal, valid or binding.

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SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Participants. Proxies may be solicited through the mail, press releases and other public statements, electronic communications, facsimile, telephone and in-person meetings. Each of the Vision One Nominees, the other Participants named in this Proxy Statement, and employees of the Vision One Participants, including Messrs. Acero and Mather, may assist in the solicitation of proxies without any additional remuneration.

The Participants have retained HKL & Co., LLC to provide solicitation and advisory services in connection with this solicitation. HKL & Co., LLC will be paid a fee not to exceed $300,000, based upon the campaign services provided. In addition, the Participants will reimburse HKL & Co., LLC for its reasonable out-of-pocket expenses and will indemnify HKL & Co., LLC against certain liabilities and expenses, including certain liabilities under the federal securities laws. HKL & Co., LLC will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other custodians and other institutional holders. It is anticipated that HKL & Co., LLC will employ up to 25 persons to solicit the Company’s stockholders as part of this solicitation. HKL & Co., LLC does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation. The costs related to this proxy solicitation will be borne by the Participants. Costs of this proxy solicitation are currently estimated to be approximately $[●]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with the solicitation. We estimate that through the date hereof, the Participants’ expenses in connection with this proxy solicitation are approximately $[●]. If successful, the Participants may seek reimbursement of these costs from the Company.

In the event that the Participants decide to seek reimbursement of their expenses, the Participants do not intend to submit the matter to a vote of the Company’s stockholders. The Board would be required to evaluate the requested reimbursement consistent with its fiduciary duties to the Company and its stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation and other costs incidental to the solicitation.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, HKL & Co., LLC: Banks and Brokerage Firms Please Call Collect: +1 (212) 468-5380; All Others Call Toll-Free: +1 (800) 257-3995; Email: NGVT@hklco.com.

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FORWARD LOOKING STATEMENTS

This Proxy Statement may include forward-looking statements that reflect the Participants’ current views with respect to future events, trends, plans or objectives. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “could,” “may,” “will,” “projection,” “forecast,” “strategy,” “position” and other similar expressions, including the negative of such terms. Similarly, statements that describe our objectives, plans or goals are forward-looking. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Vision One. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties.

Accordingly, forward-looking statements should not be regarded as a representation by Vision One that the future plans, estimates or expectations contemplated will ever be achieved. Important factors that could cause actual results to differ materially from the expectations set forth in this communication include, among other things, the factors identified in Ingevity’s public filings. Any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Participants will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Such forward-looking statements should therefore be construed in light of such factors, and Vision One is under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Certain Additional Information

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, INFORMATION ABOUT THE Ingevity Corporation 2025 Omnibus Incentive Plan, AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE I FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, HKL & Co., LLC: Banks and Brokerage Firms Please Call Collect: +1 (212) 468-5380; All Others Call Toll-Free: +1 (800) 257-3995; Email: NGVT@hklco.com.

The information concerning the Company contained in this Proxy Statement and the annexes and schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Other than as noted herein, although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date, we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

****

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating, and returning the enclosed GOLD universal proxy card or, if applicable, the enclosed GOLD voting instruction form today to elect the Vision One Nominees.

Thank you for your support,

Vision One Fund, LP

[●], 2025

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Annex I: ABOUT VISION ONE

Vision One Fund, LP (“VOF”) a value-focused, governance-oriented investment firm based in Miami, Florida. Our objective is to generate private equity returns with public market liquidity in the Consumer and Industrial sectors by identifying high-quality businesses selling at a steep discount, partnering with companies, boards, and management teams, and instilling best governance practices that benefit all stockholders. Vision One Management Partners, LP (“VOMP”) is the investment advisor to VOF and Vision One Management Partners GP, LLC (“VOMP GP”) is the general partner of VOMP.

VOMP’s Board of Directors consists of Stephen J. Harper (Chairman of the Board), Courtney R. Mather, and Dennis Wallace.

The Right Honourable Stephen J. Harper, 22nd Prime Minister of Canada, is the Chairman of Vision One, a role he has held since the firm’s founding in 2021.

Mr. Harper is also the Chairman and CEO of Harper & Associates, a global consulting and investment advisory business he founded in 2016. In November 2024, Mr. Harper was appointed Chairman of the Board of the Alberta Investment Management Corporation. He became a Director of Alimentation Couche-Tard, Inc. (TSX: ATD) in 2024, and a Director of Colliers International Group Inc. (TSX, Nasdaq: CIGI) since 2016. Since 2017 he has served as a Senior Advisor and Working Equity Partner at Azimuth Capital Management. Mr. Harper also serves on the Board of Directors of Recover Inc. and is President of the Advisory Committee of Awz Ventures, Inc., both since 2017.

Mr. Harper served as the 22nd Prime Minister of Canada, from 2006 to 2015. During his tenure, he led the country through complex geopolitical, economic, and security challenges, created the modern Conservative Party of Canada, and won three successive national elections, becoming the longest-serving Conservative Prime Minister since 1891.

Mr. Harper holds a Bachelor of Arts and a Master of Arts in Economics from the University of Calgary. He has received honorary doctorates from Tel Aviv University and the Jerusalem College of Technology. He is a Companion of the Order of Canada and has been honored with numerous international recognitions, including the Order of Liberty, Ukraine’s highest civilian honor.

Courtney R. Mather has since January 1, 2021, been the Chief Executive Officer and Chief Investment Officer of Vision One. Mr. Mather formerly served as a Portfolio Manager and Managing Director of Icahn Capital L.P., the entity through which Carl C. Icahn manages investment funds, from April 2014 to March 2020. Prior to that, Mr. Mather was at Goldman Sachs & Co. from 1998 to 2012, most recently as Managing Director in private credit trading and investing, where he focused on identifying and analyzing investment opportunities for both Goldman Sachs and clients. Mr. Mather received a B.A. from Rutgers College. Mr. Mather holds the Chartered Alternative Investment Analyst, Chartered Financial Analyst and Certified Financial Risk Manager professional designations.

Mr. Mather has served as a director of Caesars Entertainment Corporation (Nasdaq: CZR) since March 2019 and currently serves on its Audit Committee, Compensation Committee, and Corporate Social Responsibility Committee, and as a director of Triumph Group, Inc. (NYSE: TGI) since July 2023 and currently serves as a member of its Audit Committee and its Finance & Strategy Committee. The Chemours Company (NYSE: CC) has included Mr. Mather as one of its nominees for election to its board of directors at its annual meeting of stockholders to be held on April 22, 2025. Mr. Mather previously served on the boards of the following public companies: Newell Brands Inc. (Nasdaq: NWL), Cheniere Energy Inc. (NYSE: LNG), Conduent Inc. (Nasdaq: CNDT), Herc Holdings Inc. (NYSE: HRI), Freeport-McMoRan Inc. (NYSE: FCX), Federal-Mogul Holdings Corporation (Nasdaq: FDML), Viskase Companies, Inc. (OTCM: VKSC), American Railcar Industries Inc. (Nasdaq: ARII), CVR Refining LP (NYSE: CVRR), and CVR Energy Inc. (NYSE: CVI).

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Dennis Wallace is currently the Chief Development Officer at Vision One, a role he has held since 2021. Mr. Wallace formerly served as a Managing Director at OPTrust, one of Canada’s largest pension funds with investment professionals in Toronto, London, and Sydney, where he worked from 2004 to 2020. His most recent role at OPTrust was as Managing Director and Head of Strategic Initiatives. In this capacity, he reported to the CEO and led the development of global relationships, external asset management, and innovation efforts, and also played a leadership role in their approach to sustainability and stewardship. Previously, Mr. Wallace was Managing Director and Head of External Public Investments & Credit, and Director of Private Markets at OPTrust, where he served on ten private company and advisory boards. Prior to joining OPTrust, Mr. Wallace served as an investment analyst for a Toronto-based family office focused on the transportation industry.

Mr. Wallace holds a Post-Graduate Diploma in Business Studies from the London School of Economics and Political Science and a Bachelor of Arts in Interdisciplinary Studies from Western University.

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Annex II: Information REGARDING the Participants

This proxy solicitation is being made by the Participants. The Participants filing this Proxy Statement include Vision One Fund, LP, a Cayman Islands exempted limited partnership (“VOF”), Vision One Management Partners, LP, a Delaware limited partnership (“VOMP”), Vision One Fund Partners, LP, a Delaware limited partnership (“VOFP”), Vision One Onshore Fund, LP, a Delaware limited partnership (“VO Onshore”), Vision One Offshore Fund, LP, a Cayman Islands exempted limited partnership (“VO Offshore”), Vision One Management Partners Holdings, LP, a Delaware limited partnership (“VOMP Holdings”), Vision One Management Partners GP, LLC, a Delaware limited liability company (“VOMP GP”, together with VOF, VOMP, VOFP, VO Onshore, VO Offshore, and VOMP Holdings, the “Vision One Participants” or “we”), as well as Julio C. Acero and F. David Segal (collectively, the “Vision One Nominees” and together with the Vision One Participants, the “Participants”). Mr. Acero holds dual citizenship from Mexico and the United States. Mr. Segal is a citizen of the United States.

Each of VOF, VO Onshore, and VO Offshore is primarily engaged in the business of investing in securities. VOFP is primarily engaged in the business of serving as the general partner of VOF, VO Onshore, and VO Offshore. VOMP is primarily engaged in the business of serving as the investment advisor to VOF, VO Onshore, VO Offshore, and other client accounts. VOMP Holdings is primarily engaged in the business of holding the limited partnership interests of VOMP. VOMP GP is primarily engaged in the business of serving as the general partner of VOFP, VOMP, and VOMP Holdings.

The principal business address of each of Vision One Participants and Mr. Acero is c/o Vision One Management Partners, LP, 800 Brickell Avenue, #601, Miami, Florida 33131. Mr. Segal’s principal business address is 30 Chatham Road, P.O. Box 10, Short Hills, NJ 07078.

As of the Record Date, the Vision One Participants beneficially own, in the aggregate, 417,178 Shares, representing approximately [●]% of the Company’s Shares (based upon [●] Shares stated to be outstanding as of the Record Date by the Company in proxy statement). Except to the extent of any pecuniary interest therein, the other Participants are not entitled to the right to the dividends on the Shares.

VOF has sole voting and dispositive power with regard to 331,837 Shares. Each of VOMP, VOMP Holdings, and VOMP GP, by virtue of their relationships to VOF, has shared voting power and shared dispositive power with regard to such Shares. VOMP has sole voting and dispositive power with regard to 85,341 Shares. Each of VOMP Holdings and VOMP GP, by virtue of their relationships to VOMP, has shared voting power and shared dispositive power with regard to such Shares. The Shares reported herein as beneficially owned by VOMP include Shares that are held in street name through brokerage firms and/or Shares that are held by one or more of Vision One’s clients in separately managed accounts where VOMP has investment discretion or voting authority.

The Participants may also include employees of the Vision One Participants, each of whom is employed, and therefore compensated, by VOMP or one of its affiliates. These individuals do not beneficially own any Shares. These individuals will not otherwise receive any special compensation in connection with the solicitation of proxies from stockholders of the Company.

None of the Vision One Nominees will receive any special compensation in connection with this solicitation. As of the date hereof, none of the Vision One Nominees own any Shares of Ingevity beneficially or of record. None of the Vision One Nominees has effected any transactions in the securities of Ingevity during the past two years.

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Except as set forth in this Proxy Statement (including the annexes and schedules hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement, or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant nor any of their respective associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant nor any of their respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including the Participants, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which the Participants or any of their respective associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

During the last fiscal year, none of the Vision One Participants nor any Vision One Nominee has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

To the best knowledge of the Participants, the Participants believe that each of the Vision One Nominees is independent under the applicable rules of NYSE and Ingevity’s corporate governance guidelines.

Except as set forth in this Proxy Statement (including the annexes and schedules hereto), the Vision One Participants are not the members of a “group” (as such term is used in Rule 13d-5 of the Exchange Act) or otherwise acting in concert with any other person.

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Beneficial Ownership of Shares

The following table shows the number of Shares that are beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by each of the Participants in this solicitation as of the Record Date.

Title of Class	Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Class(3)
Shares	Vision One Fund, LP	331,837	[●]%
Shares	Vision One Management Partners, LP	417,178(2)	[●]%
Shares	Vision One Management Partners Holdings, LP	417,178(2)	[●]%
Shares	Vision One Management Partners GP, LLC	417,178(2)	[●]%

(1)	Other than VOF and VOMP, each holder listed in this table is, as of the date of this Notice, the indirect beneficial owner of the Shares set forth under the heading “Amount of Beneficial Ownership.”

(2)	Includes 85,341 Shares that are directly beneficially held by VOMP and 331,837 Shares that are directly beneficially held by VOF (including the which 10 Shares that are held of record by VOF).

(3)	Percentages of ownership set forth in this column are based upon [●] Shares stated to be outstanding as of the Record Date by the Company in its proxy statement.

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Two Year Summary Table

The table below indicates the date of each purchase of Shares by VOF and VOMP within the past two years and the number of Shares in each such purchase, including the 10 Shares that VOF holds of record. All such Shares were purchased in open market transactions because VOF or VOMP, as applicable, believed that the Shares represented an attractive investment opportunity. Except as set forth below, none of the Participants have purchased or sold any Shares during the past two years.

Purchases of Shares by VOF

Date of Transaction	Number of Shares	Price Per Share ($)
09/13/2024	8,923	38.1013
09/17/2024	6,717	39.2647
09/18/2024	10,528	39.7717
09/19/2024	6,146	40.9921
09/20/2024	21,319	40.7309
09/25/2024	21,321	39.5318
10/01/2024	13,637	38.1089
10/02/2024	7,683	37.6892
10/03/2024	11,140	32.2583
10/04/2024	4,431	35.1715
10/07/2024	21,367	35.8805
10/08/2024	18,388	34.8194
10/14/2024	1,311	34.2556
10/15/2024	11,168	34.4272
10/16/2024	682	34.8320
10/17/2024	9,471	35.3724
10/18/2024	14,074	34.7992
10/21/2024	5,525	34.0481
10/22/2024	12,826	32.6512
10/23/2024	8,553	31.6178
10/24/2024	20,000	31.9203
10/31/2024	1,215	40.9619
11/01/2024	10,000	41.9021
11/12/2024	6,239	45.6167
11/14/2024	6,771	44.9697
11/15/2024	8,697	45.4645
11/20/2024	5,772	45.1008
12/03/2024	6,784	48.6416
12/04/2024	13,616	47.7425
12/05/2024	12,972	46.4786
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12/18/2024	7,649	41.7277
12/19/2024	6,427	40.8067
12/20/2024	10,485	40.8409
Total	331,837

Purchases of Shares by VOMP

Date of Transaction	Number of Shares	Price Per Share ($)
09/13/2024	1,543	38.1013
09/17/2024	1,160	39.2647
09/18/2024	1,817	39.7717
09/19/2024	1,058	40.9921
09/20/2024	3,681	40.7309
09/25/2024	3,679	39.5318
09/26/2024	12,629	40.2140
09/30/2024	12,000	39.4004
10/01/2024	2,363	38.1089
10/02/2024	1,317	37.6892
10/03/2024	1,900	32.2583
10/07/2024	3,633	35.8805
10/08/2024	3,117	34.8194
10/14/2024	222	34.2556
10/15/2024	1,890	34.4272
10/16/2024	115	34.8320
10/17/2024	1,606	35.3724
10/18/2024	2,386	34.7993
10/21/2024	939	34.0481
10/22/2024	2,174	32.6512
10/23/2024	1,447	31.6178
11/12/2024	2,750	45.6353
11/13/2024	880	45.6158
12/17/2024	2,000	43.6900
12/18/2024	809	41.7277
12/19/2024	980	40.8067
12/20/2024	5,246	40.9492
12/23/2024	2,500	40.8922
12/27/2024	3,000	40.5783
01/07/2025	500	38.6000
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01/08/2025	6,000	37.6726
Total	85,341

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SCHEDULE I:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables are reprinted from the Company’s proxy statement filed by Ingevity with the SEC on [●], 2025 and contain information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the directors and executive officers of the Company. All capitalized terms that are used below have the meanings ascribed to such terms in the Company’s proxy statement. References to Common Stock are to the Company’s common stock, par value $0.01 per share, and the reference to “Director Compensation” refers to that section in the Company’s proxy statement.

Principal stock owners

The following table lists any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who, to the Company’s knowledge, was the beneficial owner as of February 26, 2025, of more than 5% of the Company’s outstanding Common Stock.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percentage of our Common Stock	Sole Voting Shares	Shared Voting Shares	Sole Investment Shares	Shared Investment Shares
BlackRock, Inc.(1) 55 East 52nd Street New York, New York 10055	6,003,674	16.6%	5,934,518		6,003,674
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	4,210,511	11.58%		66,014	4,103,910	106,601
Wellington Management Group LLP(3) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	2,148,379	5.93%		1,905,361		2,148,379
(1)	Information provided is based solely on an amendment to Schedule 13G filed on January 22, 2024.

(2)	Information provided is based solely on an amendment to Schedule 13G filed on November 12, 2024.

(3)	Information provided is based solely on a Schedule 13G filed on February 8, 2024.

Executive Officers and Directors

The following table shows how much of the Company’s Common Stock its current directors, NEOs, and all executive officers and directors as a group beneficially owned as of [●], 2025. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares of Common Stock a director or officer can vote or transfer and any security the director or officer has the right to vote or transfer within 60 days. Except as described further below, each stockholder listed in the table has sole voting and investment power for all shares of Common Stock shown as beneficially owned by him or her. Each individual director and executive officer owns less than 1% of the shares of Common Stock outstanding as of [●], 2025(1). Directors and executive officers as a group beneficially own [●]% of the Common Stock outstanding as of [●], 2025.

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Name of Beneficial Owner	Common Stock Beneficially Owned(2)	Stock Vesting within 60 Days	Options Exercisable within 60 Days	Total Common Stock Beneficially Owned(2)	Vested but Unsettled DSUs (including vesting within 60 days) (“Vested DSUs”)(3)	Total Common Stock Beneficially Owned Plus Vested DSUs(2)
Independent Directors
Jean S. Blackwell	17,502	2,800	-	20,302	-	20,302
Diane H. Gulyas	9,774	2,800	-	12,574	-	12,574
Bruce D. Hoechner	1,971	-	-	1,971	2,800	4,771
Frederick J. Lynch	19,502	2,800	-	22,302	-	22,302
Karen G. Narwold	2,695	-	-	2,695	10,244	12,939
Daniel F. Sansone	10,209	2,800	-	13,009	4,995	18,004
J. Kevin Willis	-	-	-	-	1,089	1,089
Benjamin G. Wright	3,187	-	-	3,187	2,800	3,187
Executive Officers
Luis Fernandez-Moreno	19,552	2,800	-	22,352	-	22,352
Mary Dean Hall	19,641	-	9,834	29,475	-	29,475
S. Edward Woodcock	24,224	-	26,271	50,495	-	50,495
Richard A. White	7,015	-	5,592	12,607	-	12,607
Ryan C. Fisher	5,650	-	6,041	11,691	-	11,691
Directors and Officers as a group (15 persons)	142,184	14,000	49,202	205,386	21,928	227,314

(1)	As of [•], 2025, there were [•] shares of Common Stock outstanding.

(2)	Includes shares of Common Stock held directly and indirectly.

(3)	For information on DSU vesting, voting rights, and payment, please see “Director Compensation,” above.

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IMPORTANT

Please review this Proxy Statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

1.	If your Shares are registered in your own name, please sign, date and mail the enclosed GOLD universal proxy card to HKL & Co., LLC in the postage-paid envelope provided today.

2.	If you have previously signed and returned a proxy card to the Company, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Company by signing, dating and mailing the enclosed GOLD universal proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the Annual Meeting (i) by delivering a written notice of revocation or a later-dated proxy for the Annual Meeting to HKL & Co., LLC, (ii) by delivering a written notice of revocation or a later-dated proxy for the Annual Meeting to the Company or its proxy solicitor, or (iii) by voting at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

3.	If your Shares are held in the name of a bank, brokerage firm, dealer, trust company or other custodian, only such firm, custodian or other institution can vote your Shares and only after receiving your specific instructions by mail or via the Internet. Accordingly, please sign, date and mail the enclosed GOLD voting instruction form in the postage-paid envelope provided or via the Internet by following the instructions provided by your custodian broker or bank, and to ensure that your Shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD universal proxy card to be issued representing your Shares.

4.

After signing and returning the enclosed GOLD universal proxy card or, if applicable, the GOLD voting instruction form, do not sign or return the Company’s white proxy card or, if applicable, voting instruction form unless you intend to change your vote, because only your latest dated proxy card will be counted.

IF YOU ARE A STOCKHOLDER OF RECORD AND ALREADY HAVE VOTED USING THE COMPANY’S WHITE PROXY CARD OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED TO YOU BY THE COMPANY, YOU MAY REVOKE YOUR PREVIOUSLY SUBMITTED WHITE PROXY BY SIGNING AND RETURNING A LATER-DATED GOLD UNIVERSAL PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE, OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED.

IF YOU ARE A STREET-NAME HOLDER (I.E., IF YOUR SHARES ARE HELD FOR YOU BY A CUSTODIAN BROKER OR BANK) AND IF YOU ALREADY HAVE PROVIDED YOUR BROKER OR BANK CUSTODIAN WITH VOTING INSTRUCTIONS USING THE COMPANY’S WHITE VOTING INSTRUCTION FORM OR VIA THE INTERNET, YOU MAY REVOKE YOUR PREVIOUSLY SUBMITTED VOTING INSTRUCTIONS BY SIGNING AND SUBMITTING A LATER-DATED GOLD UNIVERSAL VOTING INSTRUCTION FORM USING THE POSTAGE-PAID ENVELOPE PROVIDED BY YOUR CUSTODIAN BROKER OR BANK OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED BY YOUR CUSTODIAN BROKER OR BANK. IN THAT CASE, YOUR CUSTODIAN BROKER OR BANK WILL SEEK TO GIVE EFFECT TO ONLY THE LATEST-DATED VOTING INSTRUCTIONS IT RECEIVES FROM YOU.

IF YOU MARK MORE THAN NINE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN NINE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, YOUR SHARES WILL ONLY BE VOTED “FOR” THE NOMINEES YOU HAVE SO MARKED.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy
Statement, or need help voting your Shares, please contact our proxy solicitor:

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HKL & Co., LLC 3 Columbus Circle, 15th Floor New York, NY 10019 Banks and Brokerage Firms Please Call Collect: +1 (212) 468-5380 All Others Call Toll-Free: +1 (800) 257-3995 Email: NGVT@hklco.com
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PRELIMINARY COPY – SUBJECT TO COMPLETION, DATED MARCH 14, 2025

[FORM OF GOLD UNIVERSAL PROXY CARD]

INGEVITY CORPORATION

2025 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY (THIS “PROXY”) IS SOLICITED ON BEHALF OF VISION ONE FUND, LP, VISION ONE MANAGEMENT PARTNERS, LP, VISION ONE FUND PARTNERS, LP, VISION ONE ONSHORE FUND, LP, VISION ONE OFFSHORE FUND, LP, VISION ONE MANAGEMENT PARTNERS HOLDINGS, LP, VISION ONE MANAGEMENT PARTNERS GP, LLC, JULIO C. ACERO, AND F. DAVID SEGAL (Collectively, the “participants”)

THIS PROXY SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF
INGEVITY CORPORATION

The undersigned appoint(s) Courtney R. Mather, Julio C. Acero, and Peter C. Harkins, Jr. and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote all shares of common stock, par value $0.01 per share (the “Shares”), of Ingevity Corporation (the “Company”), which the undersigned would be entitled to vote if present at the 2025 Annual Meeting of Stockholders of the Company scheduled to be held virtually via live audio webcast on [●], 2025 at 9:30 a.m. Eastern Time, including any adjournments, continuations or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”) on all matters coming before the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Shares of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the four (4) proposals set forth on the reverse side of this card, the Participants are not aware of any other matters to be considered at the Annual Meeting. However, should other matters, unknown a reasonable time before the Annual Meeting, be brought before the Annual Meeting, each Proxyholder will vote on such matters in their discretion. If properly executed, this Proxy will be voted as directed on the reverse side and each Proxyholder will vote in his or her discretion with respect to any other matters, unknown a reasonable time before the Annual Meeting, as may properly come before the Annual Meeting.

This Proxy will be valid until the completion of the Annual Meeting, including any adjournments or postponements thereof. This Proxy will only be valid in connection with the Participants’ solicitation of proxies for the Annual Meeting.

IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS AND AS DETAILED BELOW, AS APPLICABLE. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED (1) “FOR” THE VISION ONE NOMINEES, “WITHHOLD” ON the TWO COMPANY NOMINEES OPPOSED BY VISION ONE, AND “FOR” on THE SEVEN OTHER COMPANY NOMINEES UNOPPOSED BY VISION ONE, (2) “AGAINST” the approval, on an advisory basis, of the compensation of Ingevity’s “named executive officers” as disclosed in Ingevity’s proxy statement, (3) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Ingevity’s independent registered public accounting firm for 2025, (4) “ABSTAIN” on the approval of the ingevity corporation 2025 omnibus incentive plan, and (5) in the proxy holders’ discretion as to other matters that may come before the Annual Meeting.

YOU MAY VOTE “FOR” UP TO NINE (9) NOMINEES IN TOTAL:

●	IF YOU VOTE ON AT LEAST ONE NOMINEE BUT FEWER THAN NINE (9) NOMINEES IN PROPOSAL 1, YOUR SHARES WILL BE VOTED “FOR” ONLY THOSE NOMINEES YOU HAVE SO MARKED.
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●	IF YOU VOTE “FOR” MORE THAN NINE (9) NOMINEES ON A GOLD UNIVERSAL PROXY CARD, YOUR VOTES ON PROPOSAL 1 REGARDING THE NOMINEES WILL BE INVALID AND WILL NOT BE COUNTED.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS GOLD UNIVERSAL PROXY CARD TODAY!

PROPOSAL 1: Election of nine (9) directors of Ingevity for a term to end as of the 2025 annual meeting and until their successors are duly elected and qualified.

VISION ONE STRONGLY URGES STOCKHOLDERS TO VOTE “FOR” EACH OF THE VISION ONE NOMINEES, “WITHHOLD” ON THE TWO COMPANY NOMINEES OPPOSED BY VISION ONE, AND “FOR” THE SEVEN (7) OTHER COMPANY NOMINEES UNOPPOSED BY VISION ONE LISTED BELOW IN PROPOSAL 1.

Vote “FOR” up to nine (9) nominees in total.  If you vote this GOLD universal proxy card for less than nine (9) nominees, your shares will be voted “FOR” only those nominees you have marked. If you vote this GOLD universal proxy card “FOR” more than nine (9) nominees, your votes on Proposal 1 regarding the nominees will be invalid and will not be counted.

INSTRUCTIONS: FILL IN VOTING BOXES ““ IN BLACK OR BLUE INK

VISION ONE NOMINEES	FOR	WITHHOLD
Julio C. Acero	☐	☐
F. David Segal	☐	☐

COMPANY NOMINEES OPPOSED BY VISION ONE	FOR	WITHHOLD
[●]	☐	☐
[●]	☐	☐

COMPANY NOMINEES UNOPPOSED BY VISION ONE	FOR	WITHHOLD
[●]	☐	☐
[●]	☐	☐
[●]	☐	☐
[●]	☐	☐
[●]	☐	☐
[●]	☐	☐
[●]	☐	☐
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PROPOSAL 2: To approve, on an advisory basis, on an advisory basis, of the compensation of Ingevity’s “named executive officers” as disclosed in Ingevity’s proxy statement.

WE RECOMMEND THAT YOU VOTE “AGAINST” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF INGEVITY’S “NAMED EXECUTIVE OFFICERS” AS DISCLOSED IN INGEVITY’S PROXY STATEMENT.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3:  To ratify the appointment of PricewaterhouseCoopers LLP as Ingevity’s independent registered public accounting firm for 2025.

WE RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION of the appointment of PricewaterhouseCoopers LLP as Ingevity’s independent registered public accounting firm for 2025.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 4:  To approve the Ingevity Corporation 2025 Omnibus Incentive Plan.

WE MAKE NO RECOMMENDATION ON THE APPROVAL OF THE INGEVITY CORPORATION 2025 OMNIBUS INCENTIVE PLAN.

FOR	AGAINST	ABSTAIN
☐	☐	☐

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE SIGNED. PLEASE ALSO DATE THE PROXY WHERE INDICATED BELOW.

Signature (Capacity/Title)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS GOLD UNIVERSAL PROXY CARD USING
THE ENCLOSED RETURN ENVELOPE.

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